SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2002

eDiets.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-30559	56-0952883
(Commission File Number)	(IRS Employer Identification No.)

3801 W. Hillsboro Blvd.
Deerfield Beach, Florida 33442
(Address of Principal Executive Offices) (Zip Code)

(954) 360-9022
(Registrant’s Telephone Number, Including Area Code)

ITEM 5.    OTHER EVENTS

On October 22, 2002, eDiets.com, Inc. (the “Company”) reported financial results for the quarter ended September 30, 2002. A press release dated October 22, 2002 announcing these matters is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

Exhibit Number	Exhibit Title

99.1	Press Release dated October 22, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIETS.COM, INC.

By:	/s/ ROBERT T. HAMILTON
Robert T. Hamilton Chief Financial Officer

Date: October 22, 2002

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated October 22, 2002.